UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                        August 20, 2007 (August 14, 2007)


                            COMVERSE TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)


         NEW YORK                      0-15502                    13-3238402

(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)


                               810 Seventh Avenue,
                               New York, New York
                                      10019

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (212) 739-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01       OTHER EVENTS.

        On August 14, 2007, the New York Supreme Court for New York County dismissed the shareholder derivative action in Sollins v. Alexander, et al. (No. 601272/06) (n/k/a In re Comverse Technology, Inc. Derivative Litigation), granting the motion to dismiss filed by Comverse Technology, Inc. (the "Company"). The derivative action, previously disclosed on the Form 8-K filed on May 4, 2006, was filed on April 11, 2006 as the first of several similar state court actions by shareholder-plaintiffs purporting to act on behalf of the Company alleging that certain current and former directors and officers of the Company breached their fiduciary duties to the Company with respect to its stock-option grant practices. These actions were consolidated by the court into a single action to be pursued by court-appointed lead plaintiffs.

        In granting the motion to dismiss the consolidated action, the court ruled that the plaintiffs failed to make the required demand upon the Board of Directors of the Company (the "Board") to commence an action on the Company's behalf. The court rejected the plaintiffs' argument that such demand would have been futile given the involvement of certain members of the Board in the stock-option grant practices at issue. The court found that, at the time the complaint was filed, the Board had taken immediate proactive steps to create a special committee of independent directors and to investigate the allegations of wrongdoing. The court further found that the plaintiffs failed to plead that a majority of the Board members were interested in the stock-option grant practices, whether by actual interest or by loss of independence. The decision may be appealed by the plaintiffs.


















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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          COMVERSE TECHNOLOGY, INC.


Date:  August 20, 2007                    By:  /s/  Andre Dahan
                                             ----------------------------------
                                          Name:   Andre Dahan
                                          Title:  President and Chief Executive
                                                  Officer


















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